UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2009

LECTEC CORPORATION
 (Exact name of registrant as specified in its charter)

Minnesota	0-16159	41-1301878
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1407 South Kings Highway, Texarkana, Texas	75501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (903) 832-0993

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 20, 2009, LecTec Corporation (the “Company”) entered into the Second Amendment to Office/Warehouse Lease (the “Second Lease Amendment”), effective as of January 14, 2009, amending its Lease (the “Lease”), dated May 23, 2003, between the Company and SMD Lincoln Investments, a Minnesota limited liability company (the “Landlord”), as amended by the First Amendment to the Lease (the “First Lease Amendment”), effective as of May 30, 2008, regarding the Company’s rented warehouse space located at 5610 Lincoln Drive, Edina, Minnesota (the “Leased Premises”).

The Second Lease Amendment provides for an extension of the term of the Lease, which was scheduled to expire on August 31, 2008, to December 31, 2008. In addition, pursuant to the Second Lease Amendment, the Company will pay base monthly rent of $1,476.28 plus a proportionate share of real estate taxes, common area charges and utility expenses.

On January 20, 2009, the Company also entered into the Third Amendment to Office/Warehouse Lease, effective as of January 14, 2009 (the “Third Lease Amendment”), amending the Lease, as amended by the First Lease Amendment and the Second Lease Amendment. The Third Lease Amendment provides that after the term of the Lease expires on December 31, 2008, the term of the Lease will continue to renew for successive one–month periods until the Lease is terminated by Landlord upon 30 days written notice to the Company or by the Company upon 90 days written notice to Landlord. Pursuant to the Third Lease Amendment, the Company will continue to pay base monthly rent of $1,476.28 plus a proportionate share of real estate taxes, common area charges and utility expenses.

The foregoing description of the Second Lease Amendment and Third Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Lease Amendment, which is attached as Exhibit 10.01 to this Current Report on Form 8–K and is incorporated herein by reference, and the Third Lease Amendment, which is attached as Exhibit 10.02 to this Current Report on Form 8–K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.01	Second Amendment to Office/Warehouse Lease, effective as of January 14, 2009, between LecTec Corporation and SMD Lincoln Investments.

10.02	Third Amendment to Office/Warehouse Lease, effective as of January 14, 2009, between LecTec Corporation and SMD Lincoln Investments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECTEC CORPORATION

By: /s/ Judd A. Berlin
Judd A. Berlin
Chief Executive Officer and Chief Financial Officer

Date: January 23, 2009

EXHIBIT INDEX

Exhibit
Number	Description

10.01	Second Amendment to Office/Warehouse Lease, effective as of January 14, 2009, between LecTec Corporation and SMD Lincoln Investments.

10.02	Third Amendment to Office/Warehouse Lease, effective as of January 14, 2009, between LecTec Corporation and SMD Lincoln Investments.